            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           1290 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10104

                                EQ ADVISORS TRUST

                    SUPPLEMENT DATED FEBRUARY 5, 2001 TO THE
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2000
                                       AND
                              INFORMATION STATEMENT

--------------------------------------------------------------------------------

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

This Supplement updates the above-dated Prospectus and Statement of Additional Information of EQ Advisors Trust ("Trust"). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. In addition, the information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended ("Exchange Act").

The primary purpose of this Supplement and Information Statement is to provide you with information about two additional investment advisers ("Advisers") to one of the portfolios of the Trust. Equitable, in its capacity as the Investment Manager of the Trust, has been granted relief by the Securities and Exchange Commission that permits Equitable, subject to the approval of the Board of Trustees and without the approval of shareholders to (i) select new or additional advisers for each Portfolio; (ii) enter into new Advisory Agreements and/or materially modify the terms of any existing Advisory Agreement; (iii) terminate any existing adviser and replace the adviser; and (iv) continue the employment of an existing adviser on the same contract terms where the Advisory Agreement has been assigned because of a change of control of the adviser.

At a regular meeting and a special meeting of the Board of Trustees of the Trust held on December 5, 2000 and January 19, 2001 the Board of Trustees, including the Trustees who are not "interested persons" of the Trust, the Manager, the Advisers or the Distributors (as that term is defined in the Investment Company Act of 1940, as amended) ("Independent Trustee(s)"), unanimously approved the Manager's proposal to select and appoint Provident Investment Counsel ("Provident") and Marsico Capital Management, LLC ("Marsico") as additional Advisers (collectively, "New Advisers") for the EQ/Aggressive Stock Portfolio ("Portfolio"). The Portfolio employs multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Alliance Capital Management, L.P. and MFS Investment Management previously have been selected by the Manager to serve as Advisers to the Portfolio.

In approving the New Advisers for the Portfolio, the Board of Trustees considered certain factors, including: (i) the nature, quality and extent of the services expected to be rendered by the New Advisers, including the credentials and investment experience of its officers and employees; (ii) the New Advisers' investment approach; (iii) the structure of the New Advisers and their ability to provide services to the Portfolio, based on both their financial condition as well as their performance records; (iv) a comparison of the New Advisers' advisory fee with those of other potential Advisers and (v) indirect costs and benefits of the New Advisers serving as the Adviser to the Portfolio. In connection with this consideration, the Board of Trustees determined that the Investment Advisory Agreements between the Manager and the New Advisers with respect to the Portfolio is in the best interests of the Portfolio and its shareholders. As a result of the Board of Trustees' determination, effective February 1, 2001, the New Advisers will each become an Adviser to the Portfolio.

Provident is located at 300 North Lake Avenue, Pasadena, California 91101-4106. Provident is a registered investment adviser and a subsidiary of Old Mutual, PLC, a United Kingdom based financial services group with substantial asset management, insurance and banking businesses. Provident manages domestic investment portfolios for corporate, government, mutual fund and individual clients. The Chairman of Provident is Robert M. Kommerstad. The other members of the Board of Directors of Provident are: George E. Handtmann III, Larry D. Tashjian, Lauro G. Guerra, Andrew J. Pearl, Thomas M. Mitchell, Harlan H. Thompson, Thomas J. Condon, F. Brown Windle and Jeffrey J. Miller. Provident serves as investment adviser to the UAM PIC Twenty Fund, which has an investment objective and policies similar to those of the Portfolio. For this mutual fund, the average annual advisory fee as a percentage of average daily net assets is
 .95%.

A team of investment professionals of Provident will be primarily responsible for the day-to-day management of the portion of the Portfolio's assets allocated to Provident.

Marsico is located at 1200 17th Street, Suite 1200, Denver, Colorado 80202. Marsico is a registered investment adviser and is an indirect wholly-owned subsidiary of Bank of America Corporation. Marsico provides investment advisory or investment sub-advisory services to mutual funds and partnerships. Marsico also serves as investment adviser to individual, corporate, charitable and retirement separately managed accounts. The Board of Directors of Marsico are Thomas F. Marsico (Chairman and Chief Executive Officer), Barbara M. Japha (President), Christopher J. Marsico (Chief Operating Officer), Owen G. Shell, Jr., Robert H. Gordon and Frank L. Gentry. Marsico serves as investment adviser to the Marsico Focus Fund and Nations Marsico Focused Equities Fund, which are mutual funds that have an investment objective and policies similar to those of the Portfolio. For these mutual funds, the annual advisory fees as a percentage of average daily net assets of each of those funds is .85%.

Thomas F. Marsico will be primarily responsible for the day-to-day management of the portion of the Portfolio's assets allocated to Marsico. Mr. Marsico has 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico in 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth & Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

              A COPY OF THE TRUST'S 2000 ANNUAL REPORT IS ATTACHED.